				SCHEDULE 14A
		   INFORMATION REQUIRED IN PROXY STATEMENT
			  SCHEDULE 14A INFORMATION
	   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
	       EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

			   Espey Mfg. & Electronics Corp.
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		(Name of Registrant as Specified in Its Charter)

 -------------------------------------------------------------------------------
		   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transactions applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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     (4) Proposed maximum aggregate value of transaction:

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    Set forth the amount on which the filing fee is calculated and state how it was determined.
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
			 ESPEY MFG. & ELECTRONICS CORP.

	   NOTICE OF RESCHEDULED 1995 ANNUAL MEETING OF SHAREHOLDERS
			       March 28, 1996




	    To the Shareholders of

	    Espey Mfg. & Electronics Corp.:

	    The rescheduled 1995 Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., will be held at the Holiday Inn, South Broadway and Route 50, Saratoga Springs, New York, on March 28, 1996, at 9:00 a.m., E.S.T., for the following purposes:

	    1. To elect three Class B directors to serve for a three year term
	       or until their respective successors are elected and qualify;

	    2. To ratify the appointment of KPMG Peat Marwick LLP as the
	       Company's independent public auditors for the fiscal year ending June 30, 1996;

	    3. To act upon a shareholder proposal, if presented at the Meeting,
	       to recommend redemption of the Shareholder Rights Plan;

	    4. To act upon a shareholder proposal, if presented at the Meeting,
	       to recommend elimination of the classified Board of Directors;

	    5. To act upon a shareholder proposal, if presented at the Meeting,
	       to recommend certain steps to enhance shareholder value; and

	    6. To transact such other business as may properly come before the
	       meeting or any adjournment thereof.

	    The Board of Directors has fixed the close of business on March 1, 1996, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

	    Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.

	    By order of the Board of Directors,
	    March 8, 1996
	    Reita Wojtowecz
	    Secretary

	    Please make your specifications and sign and date the enclosed proxy and mail it promptly in the accompanying addressed and postage-free envelope.

			ESPEY MFG. & ELECTRONICS CORP.
			Congress and Ballston Avenues
		       Saratoga Springs, New York 12866

			      PROXY STATEMENT

		      MATTERS TO BE PRESENTED AT MEETING

	    The business which the board of directors intends to present at the rescheduled 1995 Annual Meeting of Shareholders is (1) to elect three Class B directors to serve until the third succeeding Annual Meeting after such election or until their respective successors are elected and qualify; and (2) a proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent public auditors for the Company for the fiscal year ending June 30, 1996. In addition, three shareholder proposals will be considered and voted upon if presented by the respective proponent shareholder at the Annual Meeting. If any other matter should properly come before the meeting, proxies in the enclosed form will be voted in accordance with the judgment of the person s named therein, unless otherwise directed by the shareholders giving such proxies. Copies of this proxy material are being mailed on or about March 8, 1996.

			    ELECTION OF DIRECTORS

	    The Company's Certificate of Incorporation, as amended, provides that the board of directors shall consist of three classes of directors (Class A, Class B and Class C) with overlapping three-year terms. One class of directors is to be elected each year for a term extending to the third succeeding Annual Meeting after such election or until their respective successors are duly elected and qualify. There is one vacancy in the Class A directors' class. The terms of the three Class B directors expire at the Annual Meeting.

	    The names and business experience for the past five years of the three persons who have been nominated by the board of directors to stand for election as Class B directors at the Annual Meeting and the remaining directors whose terms are continuing until the 1996 or 1997 Annual Meeting appear below.

	    The votes will be cast pursuant to the enclosed proxy "For" the election of each of the Class B nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company and was previously elected a director by the shareholders. Should any of said nominees for Class B directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the board of directors may recommend. Under New York Law and the Company's Certificate of Incorporation and By-Laws, assuming a proper quorum is present, directors are elected by a plurality of the votes cast at the meeting by holders of shares entitled to vote thereon. A majority of the outstanding shares constitute a quorum. Shares represented by proxy abstaining or withholding votes from nominees will be counted only for purposes of determining a quorum. Cumulative voting is not permitted.

		    NOMINEES FOR CLASS B DIRECTORS TO SERVE AS
			    DIRECTORS FOR THREE YEAR TERMS
		       EXPIRING AT THE 1998 ANNUAL MEETING
									     Period to
			   Offices and                                        Date
			   Positions Held      Principal Occupation          Served as
       Name          Age   with Company        or Employment                 Director

Joseph Canterino     70   Vice President   Prior to his election               1992
			   Manufacturing   as Vice President Manufacturing
					   on April 3, 1992, he was for
					   more than the past five years
					   employed by the Company on
					   a full time basis as Plant
					   Manager

William P. Greene    66           _        Since November 1, 1994, Vice
					   President- Operations of Bulk
					   Materials International Co.,
					   Newtown, CT, which is principally
					   engaged in the sale of industrial
					   minerals to the cement producing
					   industry; Associate Professor of
					   Finance and International Business,
					   Pennsylvania State University in
					   Kutztown, PA from 1991 to June, 1994;
					   from 1985 to 1990, Associate Dean,
					   School of Business, United States
					   International University

									     Period to
			  Offices and                                         Date
			  Positions Held      Principal Occupation           Served as
     Name           Age   with Company           or Employment               Director
Seymour Saslow      75   Vice President   Prior to his election as Vice        1992
			   Engineering    President-Engineering on April 3,
					  1992, he was for more than the
					  past five years employed by the
					  Company on a full time basis as
					  Director of Engineering
			    CLASS A DIRECTORS - SERVING AS DIRECTORS
				    FOR TERMS EXPIRING
			      AT THE 1997 ANNUAL MEETING
Howard Pinsley      56   Vice President   Prior to his election as Vice        1992
			 Special Power    President-Special Power Supplies
			   Supplies       on April 3, 1992, he was for more
					  than the past five years employed
					  by the Company on a full time
					  basis as its Program Director.
					  Mr. Pinsley is the nephew of Sol
					  Pinsley

Sol Pinsley         82   President and    President and Chief Executive        1950
			   Chief          Officer of the Company for more
			  Executive       than the past five Executive
			   Officer        years, and Treasurer from August 4,
					  1988 to September 10, 1993

			    CLASS C DIRECTORS - SERVING AS DIRECTORS
				    FOR TERMS EXPIRING
				    AT THE 1996 ANNUAL MEETING
Paul J. Corr        51      _             Certified Public Accountant, who     1992
					  from 1982 to 1993 was the managing
					  partner of Corr & Company, a
					  diversified public accounting firm
					  in Latham, NY, and is currently the
					  senior partner of the firm; since
					  1981, Assistant Professor of
					  Business, Skidmore College, in
					  Saratoga Springs, NY

Barry Pinsley       54   Vice President   Certified Public Accountant in       1994
			 Special Projects Saratoga Springs, NY, who prior to
					  his election as Vice President-
					  Special Projects of the Company on
					  March 25, 1994, acted as a
					  consultant to the Company for the
					  past five years. Mr. Pinsley is the
					  son of Sol Pinsley.

Michael W. Wool     49      _             Attorney engaged in private practice 1990
					  of law for more than the past five
					  years and partner of the law firm of
					  Langrock Sperry & Wool, in
					  Burlington, VT, which provided legal
					  services to the Company in fiscal
					  1995

     The only individuals currently considered Executive Officers of the Company not identified above are:

	    Herbert Potoker, 66, Treasurer and Principal Financial Officer of the Company since September 10, 1993. During the past five years and before being elected to his present office, he was employed by the Company on a full-time basis in a senior financial management position. Mr. Potoker is a cousin of Howard Pinsley.

	    Garry M. Jones, 56, Assistant Treasurer and Principal Accounting Officer since August 4, 1988. He was also the Principal Financial Officer from August 4, 1988 to September 10, 1993. Prior to being elected an officer of the Company, Mr. Jones was employed by the Company on a full-time basis as a Senior Accountant.

	    During the Company's fiscal year ended June 30, 1995, the Board of Directors held a total of four meetings, and each director now in office attended at least 75% of such meetings. The Company's standard arrangement compensates each director of the Company a fee in the amount of $500 for each meeting of the Board of Directors and an additional $500 for each meeting of the Audit Committee attended by such director as a member of the Audit Committee. No amount in excess of such fee per meeting was paid to any director for services as a director during the fiscal year ended June 30, 1995. However, the Company paid Paul J. Corr $500 for consulting services, and it paid William P. Greene $1,000 as an additional plan administrator of the Company's ESOP. Langrock, Sperry & Wool, of which Michael W. Wool is a partner, was paid $51,300 for legal services for the fiscal year ended June 30, 1995.

	    The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, William P. Greene and Michael W. Wool. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls; and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 1995, the Committee held three meetings and each member attended all such meetings.

	    There is no standing nominating or compensation committee of the Board of Directors, or committees performing similar functions.

		 COMPENSATION OF EXECUTIVE OFFICERS

	    The following table summarizes the annual compensation of the Company's Chief Executive Officer for fiscal years 1995, 1994 and 1993, and of the other four highest paid executive officers of the Company who were such as of June 30, 1995, and whose annual compensation exceeded $100,000, and for the 1995 fiscal year that they were executive officers for any part of such year:

		     SUMMARY COMPENSATION TABLE

	       Name and         Fiscal  Annual Compensation          All Other
	 Principal Position      Year    Salary      Bonus         Compensation(l)
	    Sol Pinsley          1995   $189,000    $25,000          $ 9,968
	    President and        1994   $189,000    $25,000          $11,661
	    Chief Executive      1993   $192,100    $25,000          $10,416
	    Officer

	    Seymour Saslow       1995   $108,000    $25,000          $10,393
	    Vice President _     1994   $108,000    $25,000          $12,553
	    Engineering          1993   $109,600    $25,000          $ 9,817

	    Joseph Canterino     1995   $ 98,280    $25,000          $11,320
	    Vice President _     1994   $ 98,280    $25,000          $12,780
	    Manufacturing        1993   $ 99,700    $25,000          $ 9,945

	    Howard Pinsley       1995   $ 90,450    $12,000          $11,042
	    Vice President _     1994   $ 90,450    $12,000          $12,544
	    Special Power        1993   $ 91,725    $10,000          $ 6,229
	    Supplies

	    Herbert Potoker      1995   $100,280    $25,000          $ 9,320
	    Treasurer and        1994   $101,280    $25,000          $10,280
	    Principal
	    Financial Officer

<F1>
	    (1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's Employee Retirement Plan and Trust ("ESOP") to the extent to which each named executive officer is vested, and (b) directors' fees except for Mr. Potoker.

	    The executive officers of the Company are covered under group life and medical and health plans which do not discriminate in favor of the officers or directors of the Company and which are available generally to all employees.
	    The Company maintains insurance coverage, as authorized by Section 727 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities. The present insurance is for a period of 12 months, effective January 1, 1996 to January 1, 1997 at a premium of $70,789.

			    EMPLOYMENT AGREEMENT

	    There has been in effect, since July 1, 1973 full time employment contract with Sol Pinsley, President, Chief Executive Officer and a Director. The most recent employment contract was entered into by the Company with Mr. Pinsley on June 12, 1995 pursuant to prior authorization given by the Board of Directors on March 24, 1995. This employment contract is dated and effective as of January 1, 1995 for a term expiring December 31, 1998 and covers Mr. Pinsley's employment as President (or Chairman of the Board) and Chief Executive Officer and also as a non-executive officer employee should Mr. Pinsley elect to become a non-executive officer employee. The agreement provides a minimum base annual compensation of $182,000 for each calendar year commencing 1995 and the Board of Directors in its discretion may increase such compensation for any calendar year and/or award Mr. Pinsley a bonus for any calendar year. The foregoing compensation is to be reduced by $40,000 per annum in the event Mr. Pinsley elects to become a non-executive officer employee. The employment agreement further provides that in the event of his disability the foregoing compensation shall continue to be paid to Mr. Pinsley until the expiration date of the agreement, and, in the event of his death, such compensation shall be paid to his estate until the expiration date of the agreement or 187 days after his death, whichever is later. The agreement provides for (i) a restrictive covenant of non competition by Mr. Pinsley and (ii) his covenant not to divulge or use other than for the Company confidential information concerning the Company, during and for 18 months after the expiration date of the agreement.

			    SECURITY OWNERSHIP OF CERTAIN
			    BENEFICIAL OWNERS AND MANAGEMENT

	    The following table furnishes information as of February 26, 1996 (unless otherwise indicated) with respect to (i) any person or group who is known to the Company to be the beneficial owner
	    (as defined in Rule 13d-3 under the Securities Exchange Act of
	    1934) of more than 5% of the Company's outstanding common stock, $.33-1/3 par value, which is the only class of voting securities of the Company; and (ii) the beneficial ownership of such common stock by each of the Class B nominees for directors and remaining directors (eight persons), by the named executive officers (five persons, four of whom are directors), and by all directors and executive officers as a group (10 persons). The nominees, the remaining directors and the executive officers individually furnished the information to the Company of such beneficial ownership of shares of common stock of the Company.


   Name and Address of Beneficial Owner,                                           Amount and Nature        Percent
   Names of Nominees for Class B Director and Remaining Directors                   of Beneficial            of
   and Executive Officers or Identity of Group                                        Ownership             Class
	    The Entwistle Company(1)                                                151,400 _ Direct        11.309%
	    Bigelow Street
	    Hudson, MA 01749

	    Tweedy Browne Company L.P.(2)                                            75,400 _ Direct         5.635%
	    52 Vanderbilt Avenue
	    New York, NY  10017

	    Dimensional Fund Advisors Inc.(3)                                        75,100 _ Direct         5.609%
	    1299 Ocean Avenue, 11th Floor
	    Santa Monica, CA 90401

	    The Adirondack Trust Company                                            308,094 _ Direct        23.065%
	    as Trustee of the Company's Employee
	    Retirement Plan and Trust (4)
	    473 Broadway
	    Saratoga Springs, NY 12866

	    Sol Pinsley(5),(8)                                                       80,261 _ Direct         5.995%
										   2,140.12 _ Indirect        *

	    Howard Pinsley(8)                                                        39,134 _ Direct         2.923%
										   3,526.14 _ Indirect        *

	    Paul J. Corr                                                                500 _ Direct          *

   Name a nd Address of Beneficial Owner,                                          Amount and Nature       Percent
   Names of Nominees for Class B Director and Remaining Directors                   of Beneficial            of
   and Executive Officers or Identity of Group                                         Ownership             Class
	    William P. Greene                                                          None                   _

	    Michael W. Wool                                                             100                   *

	    Seymour Saslow(8)                                                           190 _ Direct          *
										   3,655.12 _ Indirect        *

	    Joseph Canterino(8)                                                       7,500 - Direct          *
										   3,845.12 - Indirect        *

	    Herbert Potoker(6)(8)                                                     6,190 - Direct          *
										   3,845.12 - Indirect        *

	    Barry Pinsley(5)(7)(8)                                                    5,000 _ Direct          *
										     467.94 _ Indirect        *

	    All directors and executive officers as a group (5)(8)                  139,065 _ Direct        10.398%
										  20,361.35 _ Indirect       1.521%

	    *   Less than one percent.
<F1>
	    (1) The information as to the number of shares of common stock of the Company beneficially owned by The Entwistle Company is from its Amendment No. 10 to Schedule 13D Report dated September 11, 1990 filed with the Securities and Exchange Commission. According to Form 3 dated April 30, 1991 filed with the Securities and Exchange Commission on behalf of Herbert I. Corkin, Mr. Corkin is a controlling person of The Entwistle Company and thus indirectly beneficially owns such 151,400 shares, and Mr. Corkin also owns 24% of the stock of Global Securities which owns 68,000 shares of the Company, beneficial ownership of which is disclaimed by Mr. Corkin.
<F2>
	    (2) The information as to the number of shares of common stock of the Company that may be deemed beneficially owned by Tweedy Browne Company L.P. ("TBC") is from Amendment No. 2, dated January 17, 1996 to Schedule 13D Report dated March 14, 1995, filed with the Securities and Exchange Commission. Such 75,400 shares include 100 shares beneficially owned by TBK Partners L.P. ("TBK"), which may be deemed a member of a group with TBC and, thus, also may be deemed to be a beneficial owner of such 75,400 shares of common stock. TBC and TBK in said Amendment No. 2 disclaim beneficial ownership of 75,300 of such shares (i.e., those held in TBC's customer accounts) and they state that the filing of Schedule 13D should not be deemed an admission that TBC and TBK comprise a group within the meaning of Section 13(d)(3) of the 1934 Act.
<F3>
	    (3) The information as to the number of shares of common stock of the Company beneficially owned by Dimensional Fund Advisors Inc. is from its Schedule 13G Report dated January 30, 1995 filed with the Securities and Exchange Commission. By letter dated February 9, 1995, Dimensional Fund Advisors Inc. informed the Company that it disclaims beneficial ownership of all such shares.
<F4>
	    (4) This information (other than the percentage of the class) is from the Form 4 dated December 8, 1995, filed with the Securities and Exchange Commission by said Trustee on behalf of the Company's Employee Retirement Plan and Trust ("ESOP"). The ESOP Trustee has sole voting power with respect to unallocated common shares owned by the Trust, 189,108 shares as of December 31, 1995, as directed by the Plan Administrator appointed by the Company's Board of Directors. As to the common shares allocated to participants, 118,986 shares as of December 31, 1995, of which 20,361.35 shares were allocated to executive officers, two of whom are director-nominees, it has the power to vote such shares as directed by such Plan Administrator to the extent the participants do not direct the manner in which such shares are to be voted.
<F5>
	    (5) The shares listed in the table as beneficially owned by Barry Pinsley include 4,200 shares of common stock of the Company owned by the estate of Sol Pinsley's spouse, beneficial ownership of which is disclaimed by Sol Pinsley. As sole executor of the estate, Barry Pinsley is deemed the beneficial owner, as defined in Rule 13d-3, of those shares of common stock.

<F6>
	    (6) The shares listed in the table do not include 300 shares of common stock of the Company owned by the spouse of Mr. Potoker, beneficial ownership of which is disclaimed by Mr. Potoker.
<F7>
	    (7) The shares listed in the table do not include 1,300 shares of common stock of the Company owned by the spouse of Barry Pinsley or 300 shares owned by a minor child of Mr. Pinsley, beneficial ownership of which is disclaimed by Mr. Pinsley.
<F8>
	    (8) The address of each of the directors is P.O. Box 422, Saratoga Springs, NY 12866. The shares listed in the table as owned indirect are the shares allocated as of December 31, 1995 to the named executive officers and all executive officers as a group who are participants in the Company's ESOP, and as to which each such participant has the power to direct the manner in which such shares allocated to each are to be voted by the ESOP Trustee. Indirectly owned shares are allocated shares held in the ESOP.

		    BOARD OF DIRECTORS' PROPOSAL TO RATIFY
		    APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

	    Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 30, 1996. The Company is advised by said firm that neither KPMG Peat Marwick LLP nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection (other than as independent auditors) with the Company.

	    A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from shareholders.

	    For the fiscal year ended June 30, 1995, the only professional services provided by KPMG Peat Marwick LLP to the Company were audit services and services in connection with the maintenance of the ESOP. The only fees paid by the Company to KPMG Peat Marwick LLP were for the foregoing services.

			    SHAREHOLDER PROPOSALS

	    There are three proposals submitted by shareholders, which if the respective proponent presents at the Annual Meeting, will be acted upon at the Annual Meeting THE BOARD OF DIRECTORS, FOR THE REASONS STATED BELOW, RECOMMENDS A VOTE AGAINST EACH OF THESE PROPOSALS.

	    Each of the proposals is only in the form of a precatory recommendation to the Board of Directors and, accordingly, if adopted by shareholders would not result in any immediate corporate action. Further action by the Board of Directors and, in the case of Proposal No. 2, the shareholders would be required to implement each proposal. Under New York Law and the Company's By-Laws, assuming a quorum (a majority of the shares entitled to vote at the Annual Meeting) is present, the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon is required to approve each of the shareholder proposals. Abstentions and "broker-non-votes" are not counted as votes cast for these purposes. Abstentions are counted in determining whether a quorum is present. Broker- non-votes, non-routine matters, such as shareholder proposals, upon which brokers holding shares in street name for their customers do not have discretionary voting authority under applicable stock exchange rules and as to which they have received no voting instructions from their customers, will not be counted for the purpose of determining whether a quorum is present.

	    Proposal No. 1

	    Proposal No. 1, submitted by W. Harold Poole, P.O. Box 35, East Petersburg, PA 17520-0035, an owner of 200 shares of Common Stock, together with Mr. Poole's supporting statement, is as follows:

				    PROPOSAL

	    RESOLVED, the shareholders of Espey Manufacturing and Electronics hereby recommend to the Board of Directors that the 1989 Shareholder Rights Plan in its present form and with any subsequent amendments be immediately redeemed.

			    SUPPORTING STATEMENT

	    This proposal is about one question. Who owns this company? Is it the Board of Directors or the shareholders of Espey Manufacturing? The Company's "poison pill" was unilaterally created by the Board of Directors in March of 1989. I believe poison pills serve to reduce shareholder value in the marketplace and entrench current management by deterring stock acquisition offers that are not favored by the Board.

	    Management's typical argument in defense of the poison pill is:
	    (1) it encourages the bidder to negotiate with the Board and
	    (2) it is intended to give the Board sufficient time to evaluate the offer.

	    If a hostile offer is put forth it is the shareholder's choice to sell or retain his stock. A plan which stymies the maximization of shareholder return on investment appears to breach fiduciary duties to shareholders. The plan makes it prohibitively expensive for a bidder to accumulate stock and put forth an offer. Legally, shareholder votes for adoption of poison pills are not needed. Management's failure to seek the input and approval of the Company's owners on action of such critical importance indicates that management is placing its interests above those of the shareholders.

	    In responding to similar shareholder resolutions, the management of certain companies has pointed to reports by Georgeson & Co. which asserted that stockholders benefit from poison pills because higher takeover premiums were received by companies with pills. These results were questioned by independent financial economists who noted that the reports failed to consider the effect of pills where stock acquisition offers were not successful. One study by Analysis Group Inc., concluded that poison pills tend to depress the market price of adopting companies, discourage offers, and reduce acquisition premiums on an aggregate basis.

	    The Securities and Exchange Commission, commenting on poison pills, has stated "tender offers can benefit shareholders by offering them an opportunity to sell the shares at a premium and by guarding against management entrenchment. However, because poison pills are intended to deter non-negotiated tender offers, and because they gain this potential effect without shareholder consent, the "pill" can effectively prevent shareholders from even considering the merits of a takeover that is opposed by the Board."

	    I strongly feel that adoption of the plan without a shareholder vote was contrary to the long term interests of all stockholders and offensive to the concepts of management accountability and corporate democracy. In light of the buyout offer of $24.00 in 1989, the rebuke by the Board, the subsequent current depressed stock price, and no recent offers, I ask: could this be attributed to the poison pill in place. I urge you to vote FOR this proposal which recommends that the Board redeem the plan.

				  ****

	    The Board of Directors recommends a vote against Proposal No. 1. The 1989 Shareholder Rights Plan is designed to enhance the Board's ability to protect shareholders against, among other things, unsolicited attempts to acquire control of the Company (whether through open market purchases, tender offers or otherwise) that do not offer an adequate price to all shareholders or are otherwise not in the best interests of the Company and its shareholders. Over 1,100 public companies, including about 50% of the companies in the Fortune 500, have adopted shareholder rights plans. While the Board is not aware of any present takeover threat or effort to acquire control of the Company, it believes that the Rights represent a sound and reasonable means of safeguarding the interests of the shareholders. In this regard, the Board considers the Rights to be one of the best available means of protecting both the right of the shareholders to retain their equity investment in the Company and the full value of that investment, while not foreclosing a fair acquisition bid for the Company. Moreover, the Board is unaware that any acquisition bid was not presented because of the existence since 1989 of the Shareholder Rights Plan. The Rights do not in any way weaken the financial strength of the Company or interfere with its business plans, have no dilutive effective, do not affect reported earnings per share, are not taxable to the Company or to shareholders, and do not change the way in which shares of the Company presently can be traded. The Rights are only exercisable if and when the situations arise which they were created to deal with. They will then operate to protect shareholders against being deprived of their right to share in the full measure of the Company's long-term potential.

	    Proposal No. 2

	    Proposed No. 2, submitted by Lois H. Rodenburg, 132 N. Mulberry Street, Lancaster, PA 17603, an owner of 300 shares of Common Stock, together with Ms. Rodenburg's supporting statement, is as follows:

				    PROPOSAL

	    RESOLVED, the Shareholders of Espey Manufacturing and Electronics hereby recommend an amendment to the Certificate of Incorporation which will declassify the Board of Directors. As amended, the Certificate will provide that in future years, as directors' terms expire, all directors will be elected each year at the Annual Meeting of Stockholders. The amendment should read as follows:


	    "The entire Board of Directors shall consist of nine persons. There shall be one class of directors and each director shall stand for election at every annual meeting."

			    SUPPORTING STATEMENT

	    In 1993, the Board of Directors through amendment and shareholder approval has been divided into three classes serving staggered three-year terms. It is my belief that the classification of the Board is not in the best interests of the Company and its majority shareholders. A three-year guaranteed seat promotes entrenchment and complacency. The elimination of the staggered board would require each director to stand for election annually. This procedure would allow shareholders an opportunity to annually register their views on the performance of the Board collectively and each director individually.

	    A belief that the annual election of all directors would leave the Company without experienced board members in the event that all incumbents are voted out is unfounded. If the owners should choose to replace the entire board, it would be obvious that the incumbent directors' contributions were not valued.
	    The staggered board is an act of entrenchment and an antitakeover defense. In conjunction with the ESOP plan, and the "poison pill" the pattern speaks for itself. Management has chosen a path of self-interest in lieu of representing all shareholders.

				    ****

	    The Board of Directors recommends a vote against Proposal No. 2.

	    The classification of the Board of Directors, among other things, serves a function similar to the Shareholder Rights Plan in that it enhances the protection of the Company's shareholders against unsolicited attempts to acquire control of the Company under circumstances which may not be in the best interest of the Company and its shareholders. This is because the ability of outsiders to gain control of the Board of Directors is reduced since at least two annual elections would be required to effect a change in the majority of the Board. In addition, the classification of the Board of Directors is designed to provide the Company with continuity of management. The holdover directors afford this continuity because they are acquainted with and experienced in the business and affairs of the Company. This is especially important in today's difficult environment for defense work in which the Company is engaged. It is also noteworthy that only one annual meeting has passed since shareholders approved a classified Board by the votes of a substantial majority of the outstanding shares. Moreover, the Board is not aware of any offer to acquire the Company that would have been made had the Company not had a classified Board.

	    Proposal No. 3

	    Proposal No. 3, submitted by John C. Rodenburg, 132 N. Mulberry St., Lancaster, PA 17603, an owner of 200 shares of Common Stock, together with Mr. Rodenburg's supporting statement, is as follows:

				    PROPOSAL

	    RESOLVED, that the shareholders of Espey Manufacturing and Electronics present or voting by proxy at the 1995 Annual meeting hereby recommend to the Board of Directors that such Board initiate and complete the steps necessary to achieve a sale, merger or other restructuring of Espey Manufacturing and Electronics on terms that will maximize and realize shareholder value as promptly as possible.

			    SUPPORTING STATEMENT

	    I believe the value that may be achieved for stockholders of Espey Manufacturing and Electronics by a sale, liquidation or merger of the entire company is significantly greater than the current market price of our common stock.

	    Consider the following financials of our company keeping in mind this proposal was submitted to management before July 18, 1995:

	    1. Tangible book value per share was $20.14 as of March 31, 1995. That value consisted of cash, short and long term investments of $12,715,302 or $9.46 per share. Current working capital was $23,398,556 or $17.41 per share.

	    2. The market price of the common stock on June 30, 1995 was $13.00 per share.

	    I believe the Company's stock market record demonstrates management's apathy toward shareholder need for a competitive return on investment. In June 1989 the ESOP was formed and purchased 331,224 shares of stock at a price of $26.50 per share. In 1989 Espey traded up to 27-3/8 in response to an Entwistle takeover bid at $24 per share. This offer was rejected by the Board. The stock reached a high of 38 in 1984 when earnings peaked at $3.16 per share. If present management cannot maximize the return on stockholders' investment, the best interest of the majority Espey shareholders will be served by the sale, merger or restructuring of our company and I recommend that you vote "FOR" this proposal.

	    If management opposes this proposal and you want to vote in favor of the recommendation, you must mark the "FOR" box on the proxy card next to the proposal.
				    ****

	    The Board of Directors recommends a vote against Proposal No. 3.

	    The Board believes that it has considered various means to maximize and realize shareholder value, including the payment of cash dividends, repurchase of a substantial number of shares in the open market and investigating possible acquisitions. The members of the Board of Directors and executive officers have a significant personal financial interest in maximizing and realizing shareholder value; the members of the Board and the executive officers beneficially own approximately 12% of the outstanding shares of the Company.

				    ANNUAL REPORT

	    The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 1995, including financial statements, previously has been mailed to all shareholders of record on the record date for this meeting. Such financial statements are not incorporated herein by reference.

			    OUTSTANDING VOTING SECURITIES

	    Only holders of common stock of record on the books of the Company at the close of business on March 1, 1996, will be entitled to vote at the Annual Meeting. There were outstanding and entitled to vote on March 1, 1996, 1,338,046 shares of common stock, par value $.33-1/3 per share. The holders of the common stock are entitled to one vote per share.

		     PROXY SOLICITATION AND REVOCATION

	    The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

	    Any shareholder giving the proxy has the power to revoke it at any time prior to the voting thereof. Every properly signed proxy will be voted as specified unless previously revoked. If no specification is made, the shares represented by such proxy will be voted (1) for the election of Class B directors nominated by the board of directors; (2) for ratification of the appointment of the independent public auditors; (3) against Shareholder Proposal
	    No. 1; (4) against shareholder proposal No. 2; and (5) against Shareholder Proposal No. 3.

		    SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

	    Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the Company's regularly scheduled 1996 Annual Meeting must be received by the Company at its principal executive office a reasonable time before mailing of the 1996 proxy statement and proxy form, if it is to be included in the Company's 1996 proxy statement and proxy form for that meeting. The Company anticipates that the proxy statement and form of proxy for that meeting will be mailed to shareholders on or about the second week in November 1996 and shareholder proposals received during last week of July 1996 would be considered by the Company to have been received within a reasonable time before that meeting.

				    OTHER MATTERS

	    The Company is unaware of any other matter that will be brought before the meeting for action.

	    By order of the Board of Directors,

	    Sol Pinsley
	      President

		 This proxy is solicited on behalf of the Board of Directors
			    ESPEY MFG. & ELECTRONICS CORP.
Proxy for THE RESCHEDULED 1995 ANNUAL Meeting of SHAREHOLDERS - March 28, 1996
	    The undersigned hereby appoints Sol Pinsley and Arthur Richenthal as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the rescheduled 1995 Annual Meeting of Shareholders to be held on March 28, 1996 or any adjournment thereof.

	    1. ELECTION OF CLASS B DIRECTORS

    o FOR all nominees listed below                 o WITHHOLD AUTHORITY
    o (except as marked to the contrary below)      o to vote for all nominees
						       listed below
	    JOSEPH CANTERINO    WILLIAM P. GREENE    SEYMOUR SASLOW
	    (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below).


	    2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG Peat Marwick LLP as the independent public auditors of the Company.

	    o  FOR                  o  AGAINST                  o  ABSTAIN

	    3. SHAREHOLDER PROPOSAL NO. 1 (Recommendation to redeem Shareholder Rights Plan)

	    o  FOR                  o  AGAINST                  o  ABSTAIN

	    4. SHAREHOLDER PROPOSAL NO. 2 (Recommendation to amend Certificate of Incorporation to eliminate classified Board of Directors)

	    o  FOR                  o  AGAINST                  o  ABSTAIN

	    5. SHAREHOLDER PROPOSAL NO. 3 (Recommendation for the Board of Directors to take certain steps to enhance shareholder value)

	    o  FOR                  o  AGAINST                  o  ABSTAIN

	    6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	    (Continued from other side)
	    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
	    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4 AND 5.

	    Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

	    DATED:  ________________________________  , 1996

	    Signature

	    Signature if held jointly.

	    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.